UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report:(Date of earliest event reported): November 30, 2006

WEGENER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-11003	81-0371341
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11350 Technology Circle, Duluth, Georgia	30097
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 623-0096

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

TABLE OF CONTENTS

Item 2.02.	Results of Operations and Financial Condition

Item 9.01.	Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EX-99.1 PRESS RELEASE

Item 2.02 Results of Operations and Financial Condition

On November 30, 2006, Wegener Corporation issued a press release announcing its financial results for the three and twelve months ended September 1, 2006, and a copy of such press release is attached as Exhibit 99.1 to this report.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01 Financial Statements and Exhibits

(C) Exhibits

99.1	Press Release of Wegener Corporation issued November 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wegener Corporation

Date: December 14, 2006	By:	/s/ Robert A. Placek
Robert A. Placek
President and Chief Executive Officer

Exhibit Index

Exhibit Number

99.1	Press Release of Wegener Corporation, issued on November 30, 2006.